                                                                   EXHIBIT 10.14

                               Amendment No. 1 to

                           MEMORANDUM OF UNDERSTANDING

                                       And

                                TEAMING AGREEMENT

                    By, between and among Thiokol Propulsion

                                       and

                             IMPCO Technologies Inc.

       THIS AMENDMENT NO. 1 TO MEMORANDUM OF UNDERSTANDING AND TEAMING AGREEMENT (the "Amendment") is made and entered into as of this ____ day of January, 2001, by, between and among Thiokol Propulsion, a division of Cordant Technologies, Inc., a Delaware corporation with offices located at 9160 North Highway 83, Corinne, UT 84307, and IMPCO Technologies Inc., a Delaware corporation having its corporate offices at 16804 Gridley Place, Cerritos, California 90703 ("IMPCO"). IMPCO and Thiokol are referred to herein individually as "party" and collectively as "parties."

                                    RECITALS

       A. The parties entered into that certain Memorandum of Understanding and Teaming Agreement dated as of May 22, 2000, by, between and among Cordant Technologies Inc., Thiokol and IMPCO ("MOU") for the purposes set forth in
Article 2 thereof.

       B. The parties now wish to amend the MOU to clarify certain provisions contained therein.


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

                              TERMS AND CONDITIONS

       NOW, THEREFORE, the parties hereto hereby agree to amend the MOU as follows:

1.     Amendment of Article 16, Section 16.1

       The MOU shall be further amended by deleting Article 16, Section 16.1 in its entirety and replacing it with the following:

       "16.1 Enforceable Rights. This Agreement and the Associated Agreements shall not be deemed to confer any rights upon or be enforceable by anyone other than the parties hereto or thereto; provided, however, that such agreements shall inure to the benefit of and be binding upon the parties hereto, any party's affiliate which is capable of performing such party's obligations thereunder and to which such agreements may be assigned by such party, and any corporation or other legal entity into or with which any party shall be merged or consolidated or to which it shall sell substantially all its assets, in which case the assignee or transferee shall be deemed to be entitled to the benefits of and be bound by the provisions of this Agreement and the Associated Agreements to the same extent as the transferor. In the event of such an assignment or transfer, the transferor shall provide prompt written notice to the other party of such assignment or transfer."

2.     No Other Amendments

       Except as expressly provided above, each of the terms and provisions of the MOU and the Associated Agreements referenced therein (including, without limitation, the Proprietary Information Agreement dated March 1, 2000 by and between Thiokol and IMPCO and the Basic Services Contract No. 17297 by and between IMPCO and Thiokol, as amended to date) are hereby ratified and shall remain in full force and effect.


                                       2

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       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                             THIOKOL PROPULSION, a division of
                                             Cordant Technologies, Inc.



                                             By: /s/ Andrew K. Pflug
                                                --------------------------------
                                                Name: Andrew K. Pflug
                                                Title: Director, Contracts



                                             IMPCO TECHNOLOGIES INC.,
                                             a Delaware corporation



                                             By: /s/ Syed Hussain
                                                --------------------------------
                                                Name: Syed Hussain
                                                Title: President

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

                                Amendment No.2 to

                           MEMORANDUM OF UNDERSTANDING

                                       And

                                TEAMING AGREEMENT

                              By, between and among

                               Thiokol Propulsion

                                       And

                            IMPCO Technologies, Inc.

     THIS AMENDMENT NO.2 to MEMORANDUM OF UNDERSTANDING AND TEAMING AGREEMENT (the "Amendment") is made and entered into as of this 20th day of August, 2001, by, between, and among Thiokol Propulsion, a division of Cordant Technologies, Inc., a Delaware corporation with offices located at 9160 North Highway 83, Corinne, Utah 84307 ("Thiokol"), and IMPCO Technologies, Inc., a Delaware corporation with corporate offices at 16804 Gridley Place, Cerritos, California 90703 ("IMPCO"). IMPCO and Thiokol are referred to herein individually as "party" and collectively as "parties".


                                    RECITALS

     A. The parties entered into that certain Memorandum of Understanding and Teaming Agreement dated as of May 22, 2000, by, between, and among Thiokol and IMPCO ("MOU") for the purposes set forth in Article 2 thereof.

     B. The parties amended the original MOU with Amendment No.1 dated as of January 2001 as modified therein.

     C. The parties now wish to further amend the MOU to clarify certain provisions contained therein and as agreed to herein.


                              TERMS AND CONDITIONS

     NOW, THEREFORE, the parties hereto hereby agree to amend the MOU as follows:

     1. All obligations, liabilities, and responsibilities of IMPCO as defined in the MOU are hereby assigned to and accepted by QUANTUM Technologies Worldwide, Inc., a Delaware corporation, having offices at 17872 Cartwright Road, Irvine, California 92614 USA ("QUANTUM").

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

     2. All obligations, liabilities, and responsibilities of Thiokol as defined in the MOU are hereby assigned to and accepted by ATK Thiokol Propulsion, an operating company within Alliant Techsystems, Inc., having offices at 9160 North Highway 83, Corinne, Utah 84307 USA ("ATK. Thiokol").

     3. ATK Thiokol herein agrees to provide, and IMPCO and QUANTUM herein agree to accept ownership of a worldwide, exclusive, non-assignable license in all background patents or background technology required to manufacture and distribute ATK Thiokol' s Liquid Level Sensor and Electronic Flow Control Systems technology ("Liquid Level Sensor") for all vehicular (mobile) applications. All market entry restrictions identified within the MOU shall not apply, nor shall they be enforced in conjunction with the Liquid Level Sensor technology.

     4. IMPCO/Quantum will make royalty payments to ATK Thiokol on a bi-annual (June, December) basis in an amount equal to 5% of the unit sales price for each Liquid Level Sensor consigned, leased, or sold that incorporates ATK Thiokol owned manufacturing or intellectual property technology as described in paragraph 3. above.

     5. Right of First Refusal. Should a party, at any time during the term of the MOU, elect to sell any Program Technology or other technologies related to the MOU or this Amendment, the other party shall have the right of first refusal to purchase all rights, including manufacturing, licensing, distribution, and ownership rights, of said technology under terms and payment that are mutually agreeable to the parties and documented in a separate writing.

     6. No Other Amendments. Except as expressly provided above, each of the terms and provisions of the MOU and the Associated Agreements referenced therein (including, without limitation, the Proprietary Information Agreement dated March 1, 2000 by and between ATK Thiokol and IMPCO and the Basic Services Contract No. 17297 by and between IMPCO and ATK Thiokol, as amended to date) are hereby ratified and shall remain in full force and effect.

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

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    ATK Thiokol Propulsion

                                    By:  /s/ A. K. Pflug
                                         --------------------------------------
                                          Name:  A. K. Pflug
                                                 ------------------------------
                                          Title: Director, Contracts
                                                 ------------------------------
                                          Date:  8/15/2001
                                                 ------------------------------

                                    QUANTUM Technologies Worldwide, Inc.

                                    By:  /s/ Alan Niedzwiecki
                                         --------------------------------------
                                          Name:  Alan Niedzwiecki
                                                 ------------------------------
                                          Title: Executive Director, Business
                                                 ----------------------------
                                                 Development
                                                 ------------------------------
                                          Date:  8/20/2001
                                                 ------------------------------

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

                                Amendment No.3 to

                           MEMORANDUM OF UNDERSTANDING

                                       And

                                TEAMING AGREEMENT

                              By, between and among

                             ATK Thiokol Propulsion

                                       And

                      Quantum Technologies Worldwide, Inc.

     THIS AMENDMENT NO.3 to MEMORANDUM OF UNDERSTANDING AND TEAMING AGREEMENT (the "Agreement") is made and entered into as of this day of May, 2002, by, between, and among ATK Thiokol Propulsion, an operating company within Alliant Techsystems, Inc., having offices at 9160 North Highway 83, Corinne, Utah 84307 ("ATK Thiokol Propulsion"), and Quantum Technologies Worldwide, Inc., having offices at 17872 Cartwright Road, Irvine, California 92614 ("Quantum"). ATK Thiokol Propulsion and Quantum are referred to herein individually as "party" and collectively as "parties".


                                    RECITALS

     A. The parties entered into that certain Memorandum of Understanding and Teaming Agreement dated as of May 22, 2000, by, between and amount ATK Thiokol Propulsion and Quantum ("MOU") for the purposes set forth in Article 2 thereof.

     B. The parties amended the original MOU with Amendment No.1 dated as of January 2001 as modified therein.

     C. The parties amended the original MOU with Amendment No.2 dated as of August 2001 as modified therein.

     D. The parties now wish to further amend the MOU to clarify certain provisions contained therein and as agreed to herein.

                              TERMS AND CONDITIONS

     NOW, THEREFORE, the parties hereto hereby agree to amend the MOU as follows:

     1. All obligations, liabilities, and responsibilities of ATK Thiokol Propulsion as defined in the MOU are hereby assigned to and accepted by ATK Thiokol Propulsion, a division of ATK Aerospace Company Inc., having offices at 9160 North Highway 83, Corinne, Utah 84307 USA.

     2. Paragraphs 3. and 4. of Amendment No.2 to the MOU are hereby deleted.

     3. No Other Agreements. Except as expressly provided above, each of the terms and provisions of the MOU and the Associated Agreements referenced therein (including, without limitation, the Proprietary Information Agreement dated March 1, 2000 by and between ATK Thiokol Propulsion and Quantum and the Basic Services Agreement No. 17297 by and between Quantum and ATK Thiokol Propulsion, as amended to date) are hereby ratified and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                      ATK Thiokol Propulsion, a division of ATK
                                      Aerospace Company, Inc.

                                      By: /s/ Gerald Smith
                                          --------------------------------------
                                         Name:  Gerald Smith
                                                --------------------------------
                                         Title: President
                                                --------------------------------
                                         Date:  5/22/2002
                                                --------------------------------

                                      QUANTUM Technologies Worldwide, Inc.

                                      By: /s/ Alan P. Niedzwiecki
                                          --------------------------------------
                                          Name:  Alan P. Niedzwiecki
                                                 -------------------------------
                                          Title: President
                                                 -------------------------------
                                          Date:  May 30, 2002
                                                 -------------------------------

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